          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials



BOND PROFILE SUMMARY
 ------------------------------------------------------------------------------
   Class              Original    Coupon  Avg.   CBE            1st  Lase  Mod.
   Name & Type            Par       %     Life  Yield   Price   Pay   Pay  Dur.
 ------------------------------------------------------------------------------
 To Call:
  A   SENIOR       110,625,000    6.3800  5.64  6.405  100-00 10/98  9/15  4.12
  M1  AA MEZZ       13,125,000    6.8300 10.88  6.891  100-00 10/03  9/15  7.19
  M2  A SUB          5,250,000    7.3200 10.88  7.392  100-00 10/03  9/15  7.00
  B1  BBB SUB FLT    6,375,000  FLOAT(3)  6.33   N/A   100-00 10/03  7/06  4.82
  B2  NR SUB        14,625,000     ----  12.87   ---    ----   7/06  9/15   --
 -----------------------------
 To Maturity:
  A   SENIOR       110,625,000    6.3800  5.87  6.406  100-00 10/98  2/23  4.19
  M1  AA MEZZ       13,125,000    6.8300 11.40  6.892  100-00 10/03  3/21  7.33
  M2  A SUB          5,250,000    7.3200 11.32  7.393  100-00 10/03 10/19  7.11
  B1  BBB SUB FLT    6,375,000  FLOAT(3)  6.33   N/A   100-00 10/03  7/06  4.82
  B2  NR SUB        14,625,000     ----  14.13   ---    ----   7/06  9/25   --
 ------------------------------------------------------------------------------

 (1) Data assumes a prepayment speed of 175% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) B1 coupon based on 1 month LIBOR.

 (4) B2 certificates are not being offered.


The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

Offered Certificates: The Class A Certificates (the "Senior Certificates"),
                                  the Class M-1 Certificates, the Class M-2
                                  Certificates (collectively, the "Class M
                                  Certificates"), and the Class B-1 Certificates (collectively with the Class M Certificates, the "Subordinated Certificates").

Depositor:  UCFC Funding Corporation, a Louisiana corporation.

Servicer:   United Companies Lending Corporation, a Louisiana
                                  corporation ("United Companies" or
                                  the"Servicer"), an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Originators:  The Contracts were, and any  Subsequent Contract will have been, originated orLouisiana purchased by United Companies Funding, Inc. ("UCFI"), United Companies or UNICOR Mortgage, Inc. Each Originator is a Louisiana corporation and an affiliate of the Depositor.

Trustee:  Bankers Trust Company of California, N.A.

Underwriters:  Credit Suisse First Boston (Lead), First Chicago
                                  Capital Markets, Inc.

Expected Pricing Date:  Friday, September 18, 1998.

Settlement Method:  DTC/Cedel/Euroclear settlement.

Closing Date:  Thursday, September 24, 1998.

Cut-Off Date:  The opening of business on September 1, 1998, except that the
                                  Cut-off Date with respect to any Contract dated on or after September 1, 1998, will be the date of such Contract.

Record Date:  Last day of each calendar month.

Remittance Date:   The 15th day of each month or if such 15th day is not
                                  a business day, the next succeeding business day, beginning in October 1998.

Payment Delay:  Class B-1:        0 days
                                  All other Classes: 14 days.

Interest Accrual Period: The Interest Accrual Period on the Class B-1
                                  Certificates will be the period commencing on the preceding Remittance Date (or, in the case of the first Interest Accrual Period, beginning on the Closing Date) and ending on the day preceding such Remittance Date. Interest on the Class B-1 Certificates will be calculated on the basis of a 360-day year and the actual number of days elapsed during the Interest Accrual Period.

           The Interest Accrual Period on the other Classes of Offered
                                  Certificates will be the calendar month
                                  preceding the month of such Remittance Date.
                                  Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Remittance Rate: The Remittance Rate for each Class of Offered Certificates is subject to a maximum rate on each Remittance
                                  Date equal to the weighted average of the Net Contract Rates of the Contracts in the Contract Pool.

Cut-Off Date Pool Principal Balance:  $125,373,050.20

Pre-Funded Amount:   $24,626,949.80.  Expected to fund in 1 month.

Prepayment Assumption:  175% of the MH Prepayment Model

Gross WAC: 8.19%

Remaining Term: 333.29 months

Seasoning:      2.56 months

Expense Fee Rate:  0.515%

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

Tax Status:  REMIC regular interests.

ERISA Eligibility:  Class A Certificates are ERISA eligible. Class M-1, Class
                                  M-2 and Class B-1 Certificates are
                                  not ERISA eligible.

SMMEA Eligibility:  Class A and Class M-1 Certificates will be SMMEA eligible after the Pre-Funding Period. Class M-2 and
                                  Class B-1 Certificates are not SMMEA eligible.

Denominations:   Denominations of $25,000 and integral multiples of $1,000
                                  in excess thereof.

Final Scheduled Remittance Date:  Class A - Jan.  2030    Remittance Date.
        Class M-1 -       Jan.  2030        Remittance Date.
        Class M-2 -       Jan.  2030        Remittance Date.
        Class B-1 -       Feb.  2021        Remittance Date.

Optional Termination:   Clean-up call at the option of the Servicer when the
                                  outstanding Pool Principal
                                  Balance is less than 10% of the Aggregate
                                  Cut-off Date Pool Principal Balance.

Auction Sale:   90 days after the 10% Optional Termination Date if the
                                  servicer has not exercised the optional
                                  termination, the Trustee will solicit bids for the remaining Contracts in the Trust.

Overcollateralization:  Excess interest collections will be applied, to the extent available, to make accelerated payments of principal to the Certificates to create overcollateralization until the Target Overcollateralization Amount is reached. The Target Overcollateralization Amount will mean
                                  (i) for any Distribution Date prior to the Cross-over Date, 1.25% of the Aggregate Cut-off Date Pool Principal Balance and (ii) for any Distribution Date on or after the Cross-over Date, the lesser of (a) 1.25% of the Aggregate Cut-off Date Pool Principal Balance and (b) 2.1875% of the then outstanding Pool Principal Balance, provided, however, that in no event shall the Target Overcollateralization Amount be less than 0.75% of the Aggregate Pool Principal Balance.

Ratings and Subordination:

                                                   S&P        Fitch       Subordination
                                  Class A:         AAA         AAA            26.25%
                                  Class M-1:       AA-          AA            17.50%
                                  Class M-2:        A           A             14.00%
                                  Class B-1:       BBB-        BBB             9.75%







Pre-Funding Account:  On the Closing Date, $24,626,949.80 in cash (the "Pre-
                                  Funded Amount") will be deposited in the Pre-Funding Account and may be used only to
                                  (i) acquire additional manufactured housing installment sales contracts and manufactured housing installment loan agreements (collectively, the "Subsequent Contracts") and
                                  (ii) make accelerated payments of principal on the Senior Certificates.

Pre-Funding Period:   During the period (the "Pre-Funding Period") from the
                                  Closing Date to the earliest to occur of (1) the Funding Termination Date (defined below),
                                  (2) an Event of default under the Agreement and (3)

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

                                  December 15, 1998, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Contracts in accordance with the Agreement. The "Funding Termination Date" will be the date on which the Pre-Funded Amount has been reduced to less than $100,000. Any Pre-Funded amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the Remittance Date or immediately following the end of such Pre-Funding Period to the Classes of Senior Certificates then entitled to distributions of principal.

Cross-over Date: The later to occur of (a) the Remittance Date occurring in
                                  October 2003 or (b) the first Remittance Date on which the then-current credit enhancement for the Class A Certificates is equal to or exceeds 1.75 times the initial credit enhancement for the Class A Certificates.

Performance Test:   The Average 60-Day Delinquency Ratio is less than or equal to 5%; the Average 30-Day Delinquency Ratio is less than or equal to 7%, the Current Realized Loss Ratio is less than or equal to 2.75%; and the Cumulative Realized Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date Pool Principal Balance set forth in the Pooling and Servicing Agreement.

Priority of Distribution:  Distributions on the Certificates will be made on each Remittance Date from Available Funds in the following order of priority:

        (i)   interest on each Senior Certificates;
        (ii)  interest on each Class of Subordinated Certificates;
        (iii) principal of Senior Certificates;
        (iv)  interest on certain Writedown Amounts in respect of each Class of Subordinated Certificates and then
                                  principal of each such Class of Subordinated
                                  Certificates in the order of their Class designations (i.e., first interest on Writedown Amounts in respect to the Class M Certificates and then to principal of the Class M Certificates) and
        (v)   to Senior Certificates, the Accelarated Principal Distribution
                                  Amount for such Remittance Date.

                                  --------------------------------------------

                                                  ----------------------------
                                            A                M-1
                                                  ----------------------------
                                                             M-2
                                                  ----------------------------
                                                    B-1                B-2
                                  --------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

As of the Cut-off Date: the Contract balances ranged from $3,388.89 to $258,532.75 the average Contract Balance was $54,819.87; the Contract Rates ranged from 6.15% to 14.00% per annum; the weighted average Contract Rate was 8.19% per annum; the original Loan-to-Value Ratios ranged from 21.51% to 100.00%; the weighted average original Loan-to-Value Ratio was 84.81%; the original terms to stated maturity ranged from 60 to 360 months; the weighted average original term to stated maturity was 336 months; the remaining terms to stated maturity ranged from 36 to 360 months; the weighted average remaining term to stated maturity was 333 months; the number of months since origination of the Contracts ranged from 0 to 257 months; the weighted average number of months since origination was 3 months; 91.35% and 8.65% of the Contracts are secured by new and used Manufactured Homes, respectively; 59.11% of the Contracts are Land-and-Home Contracts; 100.00% of the Contracts are secured by Manufactured Homes which are the Obligors' primary residences based on representations at the time of the origination of such Contracts; 97.52% of the Contracts were originated in connection with the purchase of the related Manufactured Home; 17.13% and 82.87% of the Contracts are secured by Manufactured Homes which are single wide, and multi wide, respectively.

               Geographical Distribution of Manufactured Homes

                                                Aggregate       % of Cut-off
                                Number of   Principal Balance      Date Pool
State                           Contracts      Oustanding      Principal Balance
-----                           ---------      ----------      -----------------

Alabama                           3          $    77,885.34       0.06%
Arizona                          25            1,174,073.12       0.94
Arkansas                         89            3,911,168.94       3.12
California                        4              335,185.77       0.27
Colorado                         40            2,037,058.28       1.62
Florida                         210           13,430,844.15      10.71
Georgia                         156            9,104,991.05       7.26
Illinois                         56            2,156,102.53       1.72
Indiana                          40            1,719,156.04       1.37
Iowa                             81            2,869,799.95       2.29
Kansas                           29            1,280,086.19       1.02
Kentucky                         15              847,255.12       0.68
Louisiana                        92            4,665,152.11       3.72
Maine                             6              460,006.26       0.37
Maryland                          1               10,000.00       0.01
Michigan                         19              613,502.28       0.49
Minnesota                        59            2,345,816.89       1.87
Mississippi                      49            2,296,118.07       1.83
Missouri                         78            4,701,809.04       3.75
Montana                           4              144,978.17       0.12
Nevada                            8              811,789.98       0.65
New Mexico                       81            4,933,455.84       3.94
North Carolina                  262           16,811,990.62      13.41
North Dakota                      8              296,037.06       0.24
Ohio                             68            4,117,959.37       3.28
Oklahoma                         41            2,055,030.77       1.64
Oregon                           12            1,211,515.15       0.97
Pennsylvania                     17              720,366.61       0.57
South Carolina                  386           22,704,768.66      18.11
South Dakota                     14              550,230.59       0.44

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

             Geographical Distribution of Manufactured Homes (Cont.)


                                                    Aggregate           % of Cut-off
                                Number of       Principal Balance         Date Pool
State                           Contracts         Outstanding         Principal Balance
-----                           ---------       -----------------     -----------------
Tennessee                        95                5,629,577.99              4.49
Texas                           158                7,468,441.11              5.96
Utah                              2                  159,918.04              0.13
Virginia                         17                  758,271.73              0.60
Washington                        5                  512,598.50              0.41
West Virginia                    31                1,213,478.69              0.97
Wisconsin                        23                1,034,256.63              0.82
Wyoming                             3                202,373.56              0.16
                              ---------         ---------------          --------

   Total                        2,287           $125,373,050.20            100.00%
                                =====           ===============            =======


               Distribution of Contract Amounts As of Cut-off Date

                                               Aggregate Principal        % of Cut-off
Range of Contract                 Number of          Balance                Date Pool
Amounts                           Contracts        Outstanding          Principal Balance
-------                           ---------        -----------          -----------------
$  5,000.00 -   or less                 2           $   8,328.48               0.01%
   5,000.01 -   10,000.00              26             211,665.77               0.17
  10,000.01 -   15,000.00              67             841,719.83               0.67
  15,000.01 -   20,000.00              92           1,610,875.91               1.28
  20,000.01 -   25,000.00             100           2,293,376.84               1.83
  25,000.01 -   30,000.00             155           4,287,757.11               3.42
  30,000.01 -   35,000.00             160           5,205,808.17               4.15
  35,000.01 -   40,000.00             153           5,740,593.07               4.58
  40,000.01 -   45,000.00             158           6,719,902.69               5.36
  45,000.01 -   50,000.00             183           8,681,766.68               6.92
  50,000.01 -   55,000.00             152           7,973,605.61               6.36
  55,000.01 -   60,000.00             159           9,183,319.75               7.32
  60,000.01 -   65,000.00             154           9,579,814.94               7.64
  65,000.01 -   70,000.00             112           7,509,409.94               5.99
  70,000.01 -   75,000.00             114           8,277,474.85               6.60
  75,000.01 -   80,000.00              95           7,356,509.16               5.87
  80,000.01 -   85,000.00              86           7,101,603.34               5.66
  85,000.01 -   90,000.00              75           6,549,905.42               5.22
  90,000.01 -   95,000.00              60           5,554,778.86               4.43
  95,000.01 -  100,000.00              42           4,095,316.28               3.27
 100,000.01 -  105,000.00              37           3,789,602.43               3.02
 105,000.01 -  110,000.00              23           2,462,966.30               1.96
 110,000.01 -  115,000.00              24           2,706,052.11               2.16
 115,000.01 -  120,000.00              20           2,346,248.54               1.87
 120,000.01 -  125,000.00              11           1,340,845.59               1.07
 125,000.01 -  130,000.00              10           1,271,082.93               1.01
 130,000.01 -  135,000.00               5             668,535.77               0.53
 135,000.01 -  140,000.00               4             545,145.46               0.43
 140,000.01 -  145,000.00               1             144,481.93               0.12
 145,000.01 -  150,000.00               1             146,232.90               0.12
 150,000.01 -  155,000.00               1             154,087.14               0.12
 155,000.01 -  160,000.00               2             313,034.74               0.25
 160,000.01 -  and above                   3             701,201.66               0.56
                                    --------        ---------------          ---------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

     Total                    2,287         $125,373,050.20            100.00%
                              -----         ---------------            -------

                  Distribution of Original Loan-to-Value Ratios

                                                Aggregate Principal      % of Cut-off
Range of Original                  Number of         Balance               Date Pool
Loan-to Value Ratios               Contracts        Outstanding        Principal Balance
--------------------               ---------        -----------        -----------------
20.01  -  25.00%                         3       $       25,762.48             0.02%
25.01  -  30.00                          1               10,000.00             0.01
30.01  -  35.00                          4               73,998.34             0.06
35.01  -  40.00                          5              112,767.90             0.09
40.01  -  45.00                          11             310,916.30             0.25
45.01  -  50.00                          8              218,100.64             0.17
50.01  -  55.00                          11             258,466.11             0.21
55.01  -  60.00                          37           1,669,727.26             1.33
60.01  -  65.00                          27             996,211.96             0.80
65.01  -  70.00                          66           3,348,264.62             2.67
70.01  -  75.00                          106          5,312,419.42             4.24
75.01  -  80.00                          295         13,579,362.86            10.83
80.01  -  85.00                          405         22,732,516.53            18.13
85.01  -  90.00                          842         45,661,494.41            36.42
90.01  -  95.00                          449         29,817,223.17            23.78
95.01 -  100.00                          17           1,245,818.20             0.99
                                     -----         ---------------         --------

     Totals:...............          2,287         $125,373,050.20           100.00%
                                     =====         ==============            ======


                                 Contract Rates

                                   Number        Aggregate Principal         % of Cut-off
 Ranges of                          of                Balance                Date Pool
 Contract Rates                  Contracts          Outstanding          Principal Balance
 --------------                  ---------          -----------          -----------------
 6.01 -   6.50                       35             3,473,395.24              2.77%
 6.51 -   7.00                       568            46,425,031.52             37.03
 7.01 -   7.50                       122            7,586,936.09              6.05
 7.51 -   8.00                       351            20,133,551.30             16.06
 8.01 -   8.50                       61             3,033,777.24              2.42
 8.51 -   9.00                       271            14,898,197.89             11.88
 9.01 -   9.50                       101            4,632,817.97              3.70
 9.51 -  10.00                       177            8,406,808.48              6.71
 10.01 - 10.50                       152            5,058,938.51              4.04
 10.51 - 11.00                       178            5,461,542.12              4.36
 11.01 - 11.50                       101            2,653,187.27              2.12
 11.51 - 12.00                       89             2,074,369.88              1.65
 12.01 - 12.50                       51             1,050,169.10              0.84
 12.51 - 13.00                       24             404,940.39                0.32
 13.01 - 13.50                       4              58,727.20                 0.05
 13.51 - 14.00                         2                 20,660.00              0.02
                                   -----           ---------------          --------
      Totals:                      2,287           $125,373,050.20          100.00%
                                   =====           ===============          ======

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

                           Remaining Terms to Maturity

                         Number        Aggregate Principal    % of Cut-off
 Range of Remaining        of               Balance             Date Pool
 Months to Maturity      Contracts       Outstanding        Principal Balance
 ------------------      ---------       ----------         -----------------

  60 or less                20             $   198,537.22          0.16%
  61 -  72                  2              24,777.57               0.02
  73 -  84                  33             470,460.60              0.38
  85 -  96                  6              92,468.54               0.07
  97 - 108                  2              48,629.18               0.04
 109 - 120                  76             1,304,548.60            1.04
 121 - 180                  159            3,990,996.13            3.18
 181 - 228                  3              85,807.99               0.07
 229 - 240                  233            7,889,982.30            6.29
 241 - 288                  9              450,739.53              0.36
 289 - 300                  339            13,128,335.80           10.47
 301 - 334                  14             979,385.83              0.78
 335 - 336                  2              117,518.75              0.09
 337 - 348                  39             2,579,729.76            2.06
 349 - 360                  1,350          94,011,132.40            74.99
                           -----          --------------           -------
      Totals:              2,287          $125,373,050.20         100.00%
                           =====          ===============         =======


                           Original Terms to Maturity

                           Number       Aggregate Principal     % of Cut-off
 Range of Original           of             Balance                Date Pool
 Months to Maturity       Contracts       Outstanding         Principal Balance
 ------------------       ---------       -----------         -----------------

  60 or less                20             $   198,537.22        0.16%
  61 -  72                  2              24,777.57             0.02
  73 -  84                  33             470,460.60            0.38
  85 -  96                  6              92,468.54             0.07
 109 - 120                  76             1,304,548.60          1.04
 121 - 144                  20             481,924.25            0.38
 145 - 180                  140            3,531,024.31          2.82
 181 - 240                  235            7,919,501.88          6.32
 241 - 300                  345            13,386,509.00         10.68
 301 - 360                  1,410          97,963,298.23         78.14
                            -----          --------------        ------
      Totals:               2,287         $125,373,050.20        100.00%
                            =====         ===============        =======

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

                    Distribution of Contract Ages (In Months)

                          Number       Aggregate Principal    % of Cut-off
 Range of                  of               Balance            Date Pool
 Contract Ages          Contracts         Outstanding       Principal Balance
--------------          ---------      ------------------   -----------------

  0 -    6 months         2,141        $115,946,670.72          92.48%
  7 -   12                82           5,533,248.42             4.41
 13 -   18                28           1,737,379.33             1.39
 19 -   24                9            508,349.13               0.41
 25 -   30                13           797,686.35               0.64
 31 -   36                1            82,144.71                0.07
 37 -   42                5            330,422.80               0.26
 61 -   66                2            103,398.27               0.08
 73 -   78                1            21,952.43                0.02
 79 -   84                1            113,435.15               0.09
 85 -   and above             4            198,362.89             0.16
                          ------       ----------- ----         -------
      Totals:             2,287        $125,373,050.20          100.00%
                          =====        ===============          =======

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

 BOND PROFILE SUMMARY

 -------------------------------------------------------------------
 Percent of MHP:           0       100       175       250       350
 -------------------------------------------------------------------

 A SENIOR
 Price: 100-00      Coupon: 6.3800       Original Par:   110,625,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            6.44      6.42      6.41      6.38      6.35
 Average Life:         16.27      8.38      5.64      3.83      2.47
 Duration:              9.08      5.53      4.12      3.05      2.14
 First Prin Pay:       10/98     10/98     10/98     10/98     10/98
 Last Prin Pay:         8/26      3/21      9/15      8/11      3/08
 -------------------------------------------------------------------
 To Maturity:
 Bond Yield:            6.44      6.42      6.41      6.39      6.35
 Average Life:         16.33      8.56      5.87      3.99      2.52
 Duration:              9.09      5.57      4.19      3.11      2.16
 First Prin Pay:       10/98     10/98     10/98     10/98     10/98
 Last Prin Pay:         3/28      6/26      2/23     11/18      2/14
 -------------------------------------------------------------------

 M1 AA/AA- MEZZ
 Price: 100-00      Coupon: 6.8300       Original Par:    13,125,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            6.90      6.90      6.89      6.89      6.88
 Average Life:         23.89     14.98     10.88      9.15      7.68
 Duration:             11.37      8.78      7.19      6.46      5.74
 First Prin Pay:        8/16     10/05     10/03     10/03     10/03
 Last Prin Pay:         8/26      3/21      9/15      8/11      3/08
 -------------------------------------------------------------------
 To Maturity:
 Bond Yield:            6.90      6.90      6.89      6.89      6.88
 Average Life:         24.02     15.34     11.40      9.80      8.47
 Duration:             11.39      8.85      7.33      6.69      6.10
 First Prin Pay:        8/16     10/05     10/03     10/03     10/03
 Last Prin Pay:        12/27      2/25      3/21      7/17     10/13
 -------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

BOND PROFILE SUMMARY

 -------------------------------------------------------------------
 Percent of MHP:           0       100       175       250       350
 -------------------------------------------------------------------


 M2 A SUB
 Price: 100-00      Coupon: 7.3200       Original Par:     5,250,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            7.41      7.40      7.39      7.39      7.38
 Average Life:         23.89     14.98     10.88      9.15      7.68
 Duration:             10.87      8.49      7.00      6.31      5.63
 First Prin Pay:        8/16     10/05     10/03     10/03     10/03
 Last Prin Pay:         8/26      3/21      9/15      8/11      3/08
 ---------------------------
 To Maturity:
 Bond Yield:            7.41      7.40      7.39      7.39      7.38
 Average Life:         24.00     15.28     11.32      9.73      8.41
 Duration:             10.88      8.54      7.11      6.51      5.95
 First Prin Pay:        8/16     10/05     10/03     10/03     10/03
 Last Prin Pay:         9/27      2/24     10/19      3/16     10/12
 -------------------------------------------------------------------


 B1 BBB/BBB- SUB FLOAT
 Price: 100-00      Coupon: FLOAT        Original Par:     6,375,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A
 Average Life:         19.96      8.99      6.33      5.99      5.73
 Duration:              9.85      6.24      4.82      4.63      4.47
 First Prin Pay:        8/16     10/05     10/03     10/03     10/03
 Last Prin Pay:         9/20     11/09      7/06     10/05      3/05
 ---------------------------
 To Maturity:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A
 Average Life:         19.96      8.99      6.33      5.99      5.73
 Duration:              9.85      6.24      4.82      4.63      4.47
 First Prin Pay:        8/16     10/05     10/03     10/03     10/03
 Last Prin Pay:         9/20     11/09      7/06     10/05      3/05
 -------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

 Percent of Principal Outstanding of Class A
 -----------------------------------------------------------------------------
 Percent of MHP:           0          100         175         250         350
 -----------------------------------------------------------------------------

 Initial Percent          100         100         100         100         100
 September 15, 1999        97          91          87          82          77
 September 15, 2000        95          82          73          64          53
 September 15, 2001        93          74          60          48          33
 September 15, 2002        91          65          49          34          17
 September 15, 2003        89          58          38          22           5
 September 15, 2004        87          50          34          19           4
 September 15, 2005        84          43          30          16           3
 September 15, 2006        82          40          26          13           2
 September 15, 2007        79          37          23          11           2
 September 15, 2008        76          33          20           9           1
 September 15, 2009        72          30          17           7           1
 September 15, 2010        69          28          15           6           1
 September 15, 2011        65          25          13           5           1
 September 15, 2012        61          23          11           4           0
 September 15, 2013        57          20           9           3           0
 September 15, 2014        52          18           8           2           0
 September 15, 2015        48          16           6           2           0
 September 15, 2016        43          14           5           1           0
 September 15, 2017        40          12           4           1           0
 September 15, 2018        37          11           3           0           0
 September 15, 2019        34           9           3           0           0
 September 15, 2020        30           8           2           0           0
 September 15, 2021        26           6           1           0           0
 September 15, 2022        22           5           0           0           0
 September 15, 2023        18           3           0           0           0
 September 15, 2024        14           2           0           0           0
 September 15, 2025        10           1           0           0           0
 September 15, 2026         7           0           0           0           0
 September 15, 2027         3           0           0           0           0
 September 15, 2028         0           0           0           0           0

 Avg Life In Years:      16.3         8.6         5.9         4.0         2.5
-----------------------------------------------------------------------------
The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

Percent of Principal Outstanding of Class M-1
------------------------------------------------------------------------------
 Percent of MHP:            0          100         175         250         350
------------------------------------------------------------------------------

 Initial Percent           100         100         100         100         100
 September 15, 1999        100         100         100         100         100
 September 15, 2000        100         100         100         100         100
 September 15, 2001        100         100         100         100         100
 September 15, 2002        100         100         100         100         100
 September 15, 2003        100         100         100         100         100
 September 15, 2004        100         100          88          84          78
 September 15, 2005        100         100          77          70          60
 September 15, 2006        100          92          67          58          46
 September 15, 2007        100          84          59          48          35
 September 15, 2008        100          77          51          39          26
 September 15, 2009        100          70          44          32          19
 September 15, 2010        100          64          38          26          14
 September 15, 2011        100          58          33          21          10
 September 15, 2012        100          52          28          17           7
 September 15, 2013        100          47          24          13           0
 September 15, 2014        100          42          20          10           0
 September 15, 2015        100          37          17           8           0
 September 15, 2016         99          33          14           4           0
 September 15, 2017         92          28          11           0           0
 September 15, 2018         84          24           9           0           0
 September 15, 2019         77          21           7           0           0
 September 15, 2020         69          17           2           0           0
 September 15, 2021         61          14           0           0           0
 September 15, 2022         52          11           0           0           0
 September 15, 2023         42           8           0           0           0
 September 15, 2024         32           3           0           0           0
 September 15, 2025         23           0           0           0           0
 September 15, 2026         15           0           0           0           0
 September 15, 2027          5           0           0           0           0
 September 15, 2028          0           0           0           0           0

 Avg Life In Years:       24.0        15.3        11.4         9.8         8.5
------------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

 Percent of Principal Outstanding of Class M-2
 -----------------------------------------------------------------------------
 Percent of MHP:            0          100         175         250         350
 -----------------------------------------------------------------------------

 Initial Percent           100         100         100         100         100
 September 15, 1999        100         100         100         100         100
 September 15, 2000        100         100         100         100         100
 September 15, 2001        100         100         100         100         100
 September 15, 2002        100         100         100         100         100
 September 15, 2003        100         100         100         100         100
 September 15, 2004        100         100          88          84          78
 September 15, 2005        100         100          77          70          60
 September 15, 2006        100          92          67          58          46
 September 15, 2007        100          84          59          48          35
 September 15, 2008        100          77          51          39          26
 September 15, 2009        100          70          44          32          19
 September 15, 2010        100          64          38          26          14
 September 15, 2011        100          58          33          21          10
 September 15, 2012        100          52          28          17           0
 September 15, 2013        100          47          24          13           0
 September 15, 2014        100          42          20          10           0
 September 15, 2015        100          37          17           5           0
 September 15, 2016         99          33          14           0           0
 September 15, 2017         92          28          11           0           0
 September 15, 2018         84          24           9           0           0
 September 15, 2019         77          21           0           0           0
 September 15, 2020         69          17           0           0           0
 September 15, 2021         61          14           0           0           0
 September 15, 2022         52          11           0           0           0
 September 15, 2023         42           5           0           0           0
 September 15, 2024         32           0           0           0           0
 September 15, 2025         23           0           0           0           0
 September 15, 2026         15           0           0           0           0
 September 15, 2027          0           0           0           0           0
 September 15, 2028          0           0           0           0           0

 Avg Life In Years:       24.0        15.3        11.3         9.7         8.4
-------------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-3
                            Computational Materials

 Percent of Principal Outstanding of Class B-1
 -----------------------------------------------------------------------------
 Percent of MHP:            0          100         175         250         350
 -----------------------------------------------------------------------------

 Initial Percent           100         100         100         100         100
 September 15, 1999        100         100         100         100         100
 September 15, 2000        100         100         100         100         100
 September 15, 2001        100         100         100         100         100
 September 15, 2002        100         100         100         100         100
 September 15, 2003        100         100         100         100         100
 September 15, 2004        100         100          60          47          28
 September 15, 2005        100         100          25           0           0
 September 15, 2006        100          73          67           0           0
 September 15, 2007        100          48           0           0           0
 September 15, 2008        100          25           0           0           0
 September 15, 2009        100           2           0           0           0
 September 15, 2010        100           0           0           0           0
 September 15, 2011        100           0           0           0           0
 September 15, 2012        100           0           0           0           0
 September 15, 2013        100           0           0           0           0
 September 15, 2014        100           0           0           0           0
 September 15, 2015        100           0           0           0           0
 September 15, 2016         96           0           0           0           0
 September 15, 2017         73           0           0           0           0
 September 15, 2018         48           0           0           0           0
 September 15, 2019         25           0           0           0           0
 September 15, 2020          0           0           0           0           0
 September 15, 2021          0           0           0           0           0
 September 15, 2022          0           0           0           0           0
 September 15, 2023          0           0           0           0           0
 September 15, 2024          0           0           0           0           0
 September 15, 2025          0           0           0           0           0
 September 15, 2026          0           0           0           0           0
 September 15, 2027          0           0           0           0           0
 September 15, 2028          0           0           0           0           0

 Avg Life In Years:       20.0         9.0         6.3         6.0         5.7
------------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LOGO:  CREDIT SUISSE/FIRST BOSTON